SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                   Form 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 24, 1998


                             EQUITY MARKETING, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   0-23346                       13-3534145
(State or Other Jurisdiction      (Commission                 (IRS Employer
of Incorporation)                  File Number)             Identification No.)


                               131 S. Rodeo Drive
                         Beverly Hills, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 887-4300
                         (Registrant's Telephone Number)

Item 2.  Acquisition or Disposition of Assets.


         On April 24, 1998, Equity Marketing, Inc. (the "Company") entered into a Stock Purchase Agreement to acquire Corinthian Marketing, Inc., a Delaware corporation ("Corinthian") and a Trademark Purchase Agreement with Corinthian Marketing P.L.C., a United Kingdom company, pursuant to which the Company acquired certain trademarks related to the business of Corinthian, including the "Headliners" trademark, for cash consideration of approximately $8 million at the closing and cash consideration of approximately $700,000 payable within one year after the closing upon satisfaction of certain conditions. Corinthian produces and distributes the Headliners brand of collectible sports figurines. Pursuant to the Stock Purchase Agreement the Company acquired all of the issued and outstanding shares of common stock of Corinthian from Corinthian Marketing P.L.C., a United Kingdom company, Corinthian International Holdings, L.L.C., a Texas limited liability company, Morrison Entertainment Group, Inc, a California corporation, and Rowan Nominees, Ltd., a United Kingdom company (collectively, the "Stockholders"). The acquisition was financed through the Company's existing cash reserves. A copy of the April 27, 1998 press release announcing the acquisition is attached as Exhibit 99.


Item 7.  Financial Statements and Exhibits.


         (a) Financial Statements of Acquired Business. No filing was required in connection with the acquisition described under Item 2. The acquisition was reported under Item 2 on a voluntary basis. Accordingly, no financial statements for Corinthian are required to be filed with this filing on Form 8-K.


         (b) Pro Forma Financial Information. No filing was required in connection with the acquisition described under Item 2. The acquisition was reported under Item 2 on a voluntary basis. Accordingly, no pro forma financial information reflecting the acquisition of Corinthian is required to be filed with this filing on Form 8-K.

         (c)      Exhibits.


         Exhibit  2.1      Stock Purchase  Agreement,  dated April 24, 1998,
                           by and among the Company and the Stockholders of Corinthian. Pursuant to Item 601(b)(2), the Company hereby agrees to furnish supplementally to the Commission a copy of any exhibits or schedules omitted from this filing upon request.*


         Exhibit 2.2 Trademark Purchase Agreement, dated April 24, 1998, by and between the Company and Corinthian Marketing P.L.C., a United Kingdom company. Pursuant to Item 601(b)(2), the Company hereby agrees to furnish supplementally to the Commission a copy of any exhibits or schedules omitted from this filing upon request.*


         Exhibit 99        Press Release dated April 27, 1998.*

         -----------------------

         *        Previously filed.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 7, 1998                               EQUITY MARKETING, INC.



                                       By:  /s/ Michael J. Welch
                                           ---------------------------------
                                           Michael J. Welch
                                           Executive Vice President, Secretary,
                                           Chief Financial Officer and Treasurer